Thornburg New Mexico Intermediate Municipal Fund
Fund facts. . . as of 9/30/98

                                  Thornburg
                             New Mexico Intermediate
                               Municipal Fund
                                 A Shares
SEC Yield                          3.66%
Taxable Equiv. Yields              6.62%
NAV                               $13.45
Max. Offering Price               $13.94

Total returns. . . as of 9/30/98
(Annual Average - After Subtracting Maximum  Sales Charge)

One Year                           2.38%
Five Year                          4.24%
Since Inception                    6.19%
Inception Date    (6/18/91)

The taxable equivalent yield assumes a 39.6% marginal federal tax rate and an 8.50% marginal New Mexico rate.
The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost. Maximum sales charge of the Fund's Class A Shares is 3.50%. The Fund's Class C Shares were converted to Class A Shares on January 31, 1996. The data quoted represent past performance and may not be construed as a guarantee of future results.

Letter to shareholders
November 6, 1998


Dear Shareholder,
We are pleased to present the Annual Report for the New Mexico Portfolio of Thornburg Intermediate Municipal Fund for the fiscal year ending September 30, 1998. The net asset value increased 17 cents per share to $13.45 during the year. If you were with us for the entire period, you received dividends of 61.9 cents per share. If you reinvested your dividends, you received 63.3 cents per share. Your Thornburg New Mexico Intermediate Municipal Fund portfolio currently holds over 160 municipal obligations from around New Mexico and from U.S. Territories which can issue "double exempt"* bonds here. Approximately 90% of the bonds are rated A or better by one of the major rating agencies. As you know, we "ladder" the maturities of the bonds in your portfolio so that some bonds are scheduled to mature at par during each of the coming years. Today, your fund's weighted average maturity is approximately 6.8 years, and we always keep it below 10 years. Percentages of the portfolio maturing in the coming years are summarized below:


                 % of portfolio               Cumulative %
                 maturing within          maturing by end of

                  2 years =11%              year 2 = 11%
            2 to 4 years = 21%              year 4 = 32%
            4 to 6 years = 15%              year 6 = 47%
            6 to 8 years = 19%              year 8 = 66%
           8 to 10 years = 14%             year 10 = 80%
           10 to 12 years = 5%             year 12 = 85%
           12 to 14 years = 5%             year 14 = 90%
           14 to 16 years = 6%             year 16 = 96%
           16 to 18 years = 3%             year 18 = 99%
            Over 18 years = 1%

Over the last year your average portfolio maturity has increased slightly. The passage of time shortened the maturities of the bonds we owned at the beginning of the year. Until mid-summer, we directed portfolio cash flow and new money into the longer half of your bond ladder, taking advantage of the plentiful supply and good selection of new municipal bonds coming to market this year. Today, we are managing the portfolio to keep the average maturity approximately where it is. We will stick with this approach if interest rates remain stable or decrease. If bond yields increase, we will slightly extend the average portfolio maturity. This would permit us to increase our dividend yields if higher yields are available. For the past 4 years Americans have been net sellers of municipal and government bonds. Investment dollars have flowed instead to equities, money market investments, and (until recently) overseas opportunities. A combination of sharp volatility in equity markets worldwide and deflationary winds blowing from Asia may be rekindling the appetite of U.S. investors for bond investing, although the money flows to the U.S. bond market are not yet significant from domestic investors. If the Federal Reserve cuts short term interest rates again in the coming months, some of the money now flowing into money market funds* may begin to move to intermediate and longer maturity bonds. Assets of these money market funds* now total over $1.3 trillion! As the accompanying graph shows, long term interest rates dropped considerably in the last year in anticipation of an economic slowdown and an expected drop in short term interest rates. Since September 30, short maturity interest rates have fallen further, while very long maturity rates have increased slightly. Muni yields in New Mexico were slightly lower than those shown above for the U.S. municipal bond market as a whole. Any observer must be impressed by the fundamental strength of the broad U.S. economy and of New Mexico's. More people than ever before are working. Wages are firm. But tax receipts are beginning to slow down, and government spending is accelerating. Taken as a whole, U.S. cities continue to increase their financial reserves for the fifth consecutive year. Most states report similar favorable news, but there is one possible cloud: if the U.S. economy slows as state and local government spending accelerates, some entities will not manage the transition smoothly. If the current strength of the U.S. economy persists, we expect long maturity interest rates to increase in 1999. If our economy slows, short maturity bond rates and money market interest rates will quickly drop. We believe the U.S. economy will not go down without a fight. Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity bonds has allowed your fund to consistently perform well in varying interest rate environments. Your fund has earned Morningstar's 4 star overall rating** for risk adjusted performance. We would like to attribute this to capable execution of a sensible investment strategy over time. Thank you for investing in Thornburg New Mexico Intermediate Municipal Fund. Sincerely,

Brian J. McMahon  George T. Strickland
Portfolio Manager Portfolio Manager

*A portion of the income may be subject to the federal alternative minimum tax. *Money market funds strive to keep a stable net asset value. The net asset value of the fund can and does fluctuate. **Morningstar proprietary rating reflects historical risk adjusted performances as of 9/30/98. Ratings are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar overall ratings are calculated from the funds' three-, five-, and ten year average annual returns and a risk factor that reflects fund performance relative to three month Treasury bill returns. 10% of the funds in an investment category receive five stars and 22.5% receive four stars. THNMX is ranked 4 stars for the 3 year period and 4-stars for the 5 year period . At 9/30/98, there were 1581 bond funds with 3-year ratings and 943 with 5-year ratings in Morningstar's Single State Intermediate category. Past performance cannot guarantee future results.

Statement of assets and liabilities
Thornburg New Mexico Intermediate Municipal Fund
September 30, 1998

ASSETS

Investments at value (cost $144,227,271)                        $ 152,869,343
Cash                                                                  110,874
Receivable for fund shares sold                                        73,691
Receivable for investments sold                                       210,968
Interest receivable                                                 2,417,186
Prepaid expenses and other assets                                       3,353
Total Assets                                                      155,685,415

LIABILITIES

Payable for investments purchased                                   2,086,140
Payable for fund shares redeemed                                       29,220
Accounts payable and accrued expenses                                 145,954
Payable to investment advisor                                          75,570
Dividends payable                                                     230,374
Total Liabilities                                                   2,567,258

NET ASSETS                                                      $ 153,118,157

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share ($153,118,157 applicable to 11,385,588 shares of beneficial interest
outstanding - Note 4)                                           $       13.45

Maximum sales charge, 3.50 % of offering
price (3.63% of net asset value per share)                               0.49

Maximum Offering Price Per Share                                $       13.94

See notes to financial statements.

Statement of operations
Thornburg New Mexico Intermediate Municipal Fund
Year Ended September 30, 1998

INVESTMENT INCOME:
Interest income (net of premium amortized of $395,808)    $ 8,487,273

EXPENSES:
Investment advisory fees (Note 3)                             752,824
Administration fees (Note 3)                                  188,206
Service fees (Note 3)                                         360,716
Transfer agent fees                                            78,740
Custodian fees                                                 97,495
Registration and filing fees                                    3,485
Professional fees                                              22,300
Accounting fees                                                16,282
Trustee fees                                                    2,875
Other expenses                                                 16,010

Total Expenses                                              1,538,933

Less:
Expenses reimbursed by investment advisor (Note 3)            (40,082)

Net Expenses                                                1,498,851

Net Investment Income                                       6,988,422

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 5)
Net realized gain (loss) on investments sold                  (39,034)
Increase in unrealized appreciation of investments          1,951,956

Net Realized And Unrealized
Gain On Investments                                         1,912,922

Net Increase In Net Assets Resulting
From Operations                                           $ 8,901,344

See notes to financial statements.

Statement of changes in net assets
Thornburg New Mexico Intermediate Municipal Fund
         Year Ended        Year Ended
         September 30, 1998         September 30, 1997

INCREASE (DECREASE) IN NET ASSETS FROM:


OPERATIONS:
Net investment income                         $       6,988,422    $ 6,519,944
Net realized gain (loss) on investments sold            (39,034)        47,136
Increase in unrealized appreciation of investment     1,951,956      1,882,098

Net Increase In Net Assets Resulting From Operati     8,901,344      8,449,178

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares                                       (6,988,422)    (6,519,944)


FUND SHARE TRANSACTIONS - (Note 4):
Class A Shares                                        5,355,054     12,614,019

Net Increase in Net Assets                            7,267,976     14,543,253


NET ASSETS:

Beginning of year                                   145,850,181    131,306,928

End of year                                $        153,118,157 $  145,850,181

See notes to financial statements.


Notes to financial statements
September 30, 1998

Note 1 - Organization
Thornburg New Mexico Intermediate Municipal Fund (the "Fund"), is a series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing seven classes of shares of beneficial interest in addition to those of the Fund:
Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund and Thornburg Global Value Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Fund currently offers one class of shares of beneficial interest, Class A shares. On January 31, 1996, all existing Class C shares were converted at net asset value, without the imposition of a deferred sales charge, into Class A shares of an equivalent value. The Fund no longer offers Class B or Class C shares.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:
Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required. Dividends paid by the Fund for the year ended September 30, 1998 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes. When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining the Fund's net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed annually. General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee and Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Management Company, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the year ended September 30, 1998, these fees were payable at annual rates ranging from 1/2 of 1% to 11/40 of 1% of the average daily net assets of the Fund, depending on the Fund's asset size. The Fund also has an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares. For the year ended September 30, 1998, the Adviser voluntarily reimbursed certain operating expenses amounting to $40,082. The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the year ended September 30, 1998, the Distributor earned commissions aggregating $43,019 from the sale of Class A shares. Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed .25 of 1% per annum of the average net assets attributable to each class of shares of the Fund for payments made by the Adviser to
securities   dealers  and  other   financial   institutions  to  obtain  various
shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

Note  4 - Shares of Beneficial Interest
At September 30, 1998 there were an unlimited number of shares of beneficial interest authorized, and capital paid-in aggregated $145,225,495. Transactions in shares of beneficial interest were as follows:

                            Yr Ended Sept 30, 1998       Yr Ended Sept 30, 1997
Class A Shares                Shares       Amount       Shares      Amount
Shares sold                  2,157,467 $ 28,797,690    2,547,704 $ 33,589,237
Shares issued to shareholders in
reinvestment of distributi     316,508    4,224,103      311,386    4,074,878
Shares repurchased          (2,073,534) (27,666,739)  (1,904,494) (25,050,096)

Net Increase                   400,441 $  5,355,054      954,596   12,614,019

Note 5 - Securities Transactions
For the year ended September 30, 1998, the Fund had purchase and sale transactions (excluding short-term securities) of $32,923,693 and $20,336,760 respectively. The cost of investments for Federal Income tax purposes is $144,254,832. At September 30, 1998, net unrealized appreciation of investments was $8,614,511 resulting from $8,635,313 gross unrealized appreciation and $20,802 gross unrealized depreciation. Accumulated net realized losses from securities transactions included in net assets at September 30, 1998 aggregated $749,410. For Federal income tax purposes, the Fund has realized capital loss carryforwards of $688,815 from prior fiscal years available to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows:
September 30, 2003 - $126,738,  September 30, 2004 - $554,899, and September 30,
2006 - $7,178.

Financial highlights
Thornburg New Mexico Intermediate Municipal Fund
Per share operating  performance (for a share  outstanding  throughout the year)
                                                 Year Ended September 30,
                                         1998      1997      1996      1995    1994

Class A Shares:
Net asset value, beginning of year $   13.28 $   13.09 $   13.12 $   12.72 $   13.36

Income from investment operations:
Net investment income                   0.62      0.64      0.63      0.60      0.60
Net realized and unrealized
gain (loss) on investments              0.17      0.19     (0.03)     0.40     (0.63)

Total from investment operations        0.79      0.83      0.60      1.00     (0.03)
Less dividends from:
Net investment income                  (0.62)    (0.64)    (0.63)    (0.60)    (0.60)
Realized capital gains                  0.00      0.00      0.00      0.00     (0.01)

Change in net asset value               0.17      0.19     (0.03)     0.40     (0.64)

Net asset value, end of year       $   13.45 $   13.28 $   13.09 $   13.12  $  12.72

Total return (a)                        6.08%     6.51%     4.68%     8.10%    (0.26)%

Ratios/Supplemental Data Ratios to average net asset:
Net investment income                   4.64%     4.88%     4.81%     4.71%     4.58%
Expenses, after expense reductions      1.00%     1.00%     1.00%     1.00%     0.90%
Expenses, before expense reductions     1.02%     1.05%     1.07%     1.06%     1.04%

Portfolio turnover rate                13.74%    10.06%    10.88%    17.06%     6.87%

Net assets at end of year (000)    $ 153,118   $ 145,850 $ 131,307  $136,742  $ 143,910

(a) Sales loads are not reflected in computing total return.

Schedule of Investments
Thornburg New Mexico Intermediate Municipal Fund
September 30, 1998    CUSIPS: Class A - 885-215-301; NASDAQ Symbol: Class A - THNMX

3,000,000     Alamogordo Hospital Revenue, 5.30% due 1/1/13 (Gerald    NR/A-           $3,100,800
              Champion Memorial Hospital Project)
896,000       Albuquerque Collateralized Mortgage, Municipal Class     Aaa/AAA         389,760
              B-2, 0% due 5/15/11
1,280,000     Albuquerque Gross Receipt and Lodgers Tax, 0% due        Aaa/AAA         1,110,963
              7/1/02 (Insured: FSA)
1,520,000     Albuquerque Gross Receipt and Lodgers Tax, 0% due        Aaa/AAA         1,264,488
              7/1/03 (Insured: FSA)
2,035,000     Albuquerque Gross Receipt and Lodgers Tax, 0% due        Aaa/AAA         1,556,429
              7/1/05 (Insured: FSA)
2,000,000     Albuquerque Gross Receipt and Lodgers Tax, 0% due        Aaa/AAA         1,060,000
              7/1/12 (Insured: FSA)
1,000,000     Albuquerque Gross Receipt Tax Revenue, 5.375% due        NR/AA           1,010,480
              7/1/01 (Bluewater Apartment Project)
50,000        Albuquerque Gross Receipt Tax Revenue, 6.20% due 7/1/05  A1/AA           54,729
2,000,000     Albuquerque Hospital Revenue Series A, 5.60% due         Aaa/AAA         2,035,640
              8/1/99 (Insured: MBIA)
335,000       Albuquerque Hospital Revenue Series A, 5.80% due         Aaa/AAA         347,164
              8/1/00 (Presbyterian Healthcare Project; Insured: MBIA)
2,500,000     Albuquerque Hospital Revenue Series A, 6.10% due         Aaa/AAA         2,694,975
              8/1/02 (Insured: MBIA)
1,000,000     Albuquerque Hospital Revenue Series A, 6.375% due        Aaa/AAA         1,085,760
              5/15/04 pre-refunded 5/15/01 @ 102 (St. Joseph
              Healthcare Systems Project)
300,000       Albuquerque Hospital Revenue Series A, 6.625% due        Aaa/AAA         327,588
              5/15/10 pre-refunded 5/15/01 @ 102 (St. Joseph
              Healthcare Systems Project)
1,040,000     Albuquerque Hospital Revenue Series B, 6.20% due         Aaa/AAA         1,058,096
              8/1/02 (Insured: MBIA)
1,775,000     Albuquerque Hospital Revenue Series B, 6.60% due         Aaa/AAA         1,810,713
              8/1/07 (Insured: MBIA)
2,235,000     Albuquerque Industrial Development Revenue, 5.80% due    A1/NR           2,378,152
              6/1/07 (Universal Printing & Publishing Project; LOC:
              First Security Bank)
1,195,000     Albuquerque MFHR Series 1991, 8.50% due 7/1/21 put       NR/NR           1,228,759
              7/1/01, (Beach Apartment Project)
2,915,000     Albuquerque MFHR Series 1994, 6.75% due 1/1/24 put       NR/NR           2,945,607
              1/1/04, (Dorado Village Project)
290,000       Albuquerque Revenue Refunding Bonds Series 1993, 5.00%   Aaa/AAA         299,486
              due 6/1/01 (Evangelical Lutheran Good Samaritan
              Society Project; Insured: FSA)
305,000       Albuquerque Revenue Refunding Bonds Series 1993, 5.10%   Aaa/AAA         318,551
              due 6/1/02 (Evangelical Lutheran Good Samaritan
              Society Project; Insured: FSA)
170,000       Albuquerque Revenue Refunding Bonds Series 1993, 5.20%   Aaa/AAA         179,789
              due 6/1/03 (Evangelical Lutheran Good Samaritan
              Society Project; Insured: FSA)
50,000        Albuquerque Special Assessment District 219 Series B,    NR/A-           50,069
              5.65% due 7/1/01 (Water and Sewer Improvement Project;
              LOC: Sumitomo Bank)
405,000       Albuquerque Special Assessment District 219 Series B,    NR/A-           405,644
              5.75% due 7/1/02 (Water and Sewer Improvement Project;
              LOC: Sumitomo Bank)
780,000       Albuquerque Special Assessment District Series A,        NR/A-           784,001
              6.45% due 1/1/15 (Cottonwood Mall Project; LOC:
              Sumitomo Bank)
1,500,000     Albuquerque Water & Sewer Revenue, 7.00% due 7/1/03      Aa3/AA          1,608,885
600,000       Albuquerque Water & Sewer Revenue, 6.25% due 7/1/08      Aa3/AA          656,688
1,750,000     Albuquerque Water & Sewer Revenue Series 1990-C, 7.00%   Aa3/AA          1,880,130
              due 7/1/05 partially pre-refunded 7/1/00 @ 102
1,000,000     Albuquerque Water & Sewer System Revenue Refunding       Aa3/AA          1,071,750
              Series B, 6.95% due 7/1/02
585,000       Belen New Mexico Gasoline Tax Revenue Refunding &        NR/NR           598,122
              Improvement, 5.40% due 1/1/11
4,500,000     Bernalillo County Multi Family Housing Revenue Series    NR/AA-          4,794,120
              1994-A, 6.50% due 10/1/19 put 10/1/05, (Village
              Apartments Project; Insured: AXA Reinsurance Co.)
2,300,000     Bernalillo Multi Family Housing Revenue Series 1988,     NR/AA-          2,438,069
              5.80% due 11/1/25 put 11/1/06, (Sunchase Apartments
              Project; Insured: AXA Reinsurance Co.)
500,000       Bloomfield Gross Reciepts Tax Revenue Series 1992-B,     Baa/NR          517,795
              6.50% due 8/1/07
415,000       Cibola County Gross Receipts Tax Revenue, 5.70% due      Aaa/AAA         465,265
              11/1/07 (Insured: AMBAC)
495,000       Cibola County Gross Receipts Tax Revenue, 5.875% due     Aaa/AAA         559,968
              11/1/08 (Insured: AMBAC)
555,000       Cibola County Gross Receipts Tax Revenue, 6.00% due      Aaa/AAA         639,782
              11/1/10 (Insured: AMBAC)
1,000,000     Dona Ana County Gross Receipts Tax, 6.00% due 6/1/14     NR/AA           1,108,220
              (Insured: Asset Guaranty)
1,500,000     Dona Ana County Gross Receipts Tax Refunding and         NR/AA           1,654,380
              Improvement Series 1993, 5.875% due 6/1/09 (Insured:
              Asset Guaranty)
330,000       Dona Ana County Subordinated Gross Receipts Tax          NR/NR           338,408
              Revenue, 6.125% due 6/1/03
260,000       Dona Ana County Subordinated Gross Receipts Tax          NR/NR           266,885
              Revenue, 6.25% due 6/1/04
600,000       Farmington Pollution Control Revenue, 4.05% due 9/1/24   P1/A1+          600,000
              put 10/01/98 (daily demand note) (LOC: Barclays Bank)
750,000       Farmington Utility Systems Refunding Revenue, 5.20%      Aaa/AAA         768,150
              due 5/15/00 (Insured: FGIC)
800,000       Gallup New Mexico Pollution Control Revenue Refunding,   Aaa/AAA         823,840
              6.65% due 8/15/17 (Plains Electric Generation Project:
              Insured MBIA)
775,000       Gallup Pollution Control Revenue Refunding, 6.20% due    Aaa/AAA         798,064
              8/15/03 (Plains Electric Generation Project; Insured:
              MBIA)
1,500,000     Gallup Pollution Control Revenue Refunding Series        Aaa/AAA         1,544,670
              1992, 6.45% due 8/15/06 (Insured: MBIA)
500,000       Gallup Sales Tax Revenue Sinking Fund Bonds Series       Aaa/AAA         517,955
              1992-A, 6.75% due 6/1/06 (Insured: MBIA)
1,000,000     Guam Limited Obligation Highway Series 1992-A, 5.50%     Aaa/AAA         1,012,870
              due 5/1/99 (Insured: FSA)
280,000       Hidalgo County Municipal School District of Lordsburg,   NR/NR           292,698
              6.875% due 7/1/00
300,000       Hidalgo County Municipal School District of Lordsburg,   NR/NR           320,550
              6.875% due 7/1/01
315,000       Hidalgo County Municipal School District of Lordsburg,   NR/NR           342,922
              6.875% due 7/1/02
380,000       Las Cruces Gross Receipt Tax Revenue Series 1995,        A/NR            400,220
              6.00% due 6/1/01 (South Central Solid Waste Authority
              Project)
1,175,000     Las Cruces Gross Receipts Refunding Revenue, 5.45% due   A/A             1,201,414
              12/1/99
625,000       Las Cruces Gross Receipts Refunding Revenue, 5.85% due   A/A             662,687
              12/1/01
1,500,000     Las Cruces Gross Receipts Refunding Revenue Series       A/A             1,630,920
              1992, 6.25% due 12/1/05
420,000       Las Cruces Joint Utility Refunding and Improvement       A1/NR           483,748
              Revenue, 6.50% due 7/1/07
780,000       Las Cruces Joint Utility Refunding and Improvement       A1/NR           867,079
              Revenue, 6.50% due 7/1/07
1,160,000     Las Cruces Municipal Sales Tax Revenue Series 1991,      A/NR            1,229,333
              6.50% due 12/1/06
230,000       Lordsburg Gross Receipts and Lodgers Tax Revenue,        NR/NR           233,901
              8.625% due 12/1/02
1,150,000     Lordsburg Pollution Control Revenue, 6.50% due 4/1/13    A2/A            1,271,060
              (Phelps Dodge Project)
350,000       Los Alamos County Incorporated Utility Series A, 5.80%   Aaa/AAA         388,213
              due 7/1/06 (Insured: FSA)
3,445,000     Los Alamos County Utility System Revenue                 Aaa/AAA         3,803,659
              RefundingSeries A, 6.00% due 7/1/08 (Insured: FSA)
210,000       Los Lunas Industrial Development Revenue Refunding       NR/AA-          212,146
              Series A, 7.50% due 5/1/09 (Mondel Plaza Project;
              Insured: Continental Casualty)
350,000       Milan General Obligation Sanitary Sewer Series 1994,     NR/NR           390,012
              7.00% due 9/1/13
430,000       New Mexico Educational Assistance Foundation Revenue,    Aaa/NR          448,916
              6.05% due 12/1/00
140,000       New Mexico Educational Assistance Foundation Revenue,    Aaa/NR          144,736
              5.20% due 12/1/01
1,000,000     New Mexico Educational Assistance Foundation Revenue,    Aaa/NR          1,063,340
              6.20% due 12/1/01
750,000       New Mexico Educational Assistance Foundation Revenue,    A/NR            792,450
              5.50% due 11/1/03
655,000       New Mexico Educational Assistance Foundation Revenue,    Aaa/NR          713,564
              6.45% due 12/1/04
840,000       New Mexico Educational Assistance Foundation Revenue,    A/NR            888,451
              6.85% due 12/1/05
2,210,000     New Mexico Educational Assistance Foundation Revenue,    Aaa/NR          2,375,728
              6.65% due 3/1/07
25,000        New Mexico Educational Assistance Foundation Student     Aa/NR           26,194
              Loan Revenue, 5.40% due 8/1/04
2,870,000     New Mexico Educational Assistance Student Loan, 6.70%    Aaa/AAA         3,091,765
              due 4/1/02 (Insured: AMBAC)
2,605,000     New Mexico Educational Assistance Student Loan, 5.00%    Aaa/NR          2,673,772
              due 12/1/02
1,800,000     New Mexico Educational Assistance Student Loan, 6.50%    Aaa/NR          1,926,702
              due 3/1/04
140,000       New Mexico Educational Assistance Student Loan           Aaa/AAA         145,272
              Foundation Revenue Series A, 6.55% due 4/1/00
              (Insured: AMBAC)
690,000       New Mexico Educational Assistance Student Loan Series    A/NR            711,935
              2-B, 5.75% due 12/1/08
1,195,000     New Mexico Equipment Loan Council Hospital Revenue,      A3/NR           1,329,700
              7.50% due 6/1/02 (San Juan Regional Medical Center
              Inc. Project)
1,490,000     New Mexico Equipment Loan Council Hospital Revenue,      A3/NR           1,669,202
              7.80% due 6/1/05 pre-refunded 6/1/01, (San Juan
              Regional Medical Center Inc. Project)
575,000       New Mexico Equipment Loan Council Hospital Revenue,      A3/NR           644,155
              7.80% due 6/1/06 pre-refunded 6/1/01, (San Juan
              Regional Medical Center Inc. Project)
2,030,000     New Mexico Equipment Loan Council Hospital Revenue,      A3/A-           2,307,948
              6.40% due 6/1/09 (Memorial Med Center Project)
225,000       New Mexico Equipment Loan Council Hospital Revenue,      A3/NR           252,628
              7.90% due 6/1/11 pre-refunded 6/1/01, (San Juan
              Regional Medical Center Inc. Project)
700,000       New Mexico Finance Authority Revenue, 4.85% due 6/1/04   Aaa/AAA         734,951
835,000       New Mexico Finance Authority Series A, 5.90% due         Aaa/AAA         919,602
              6/1/04 (Unrefunded Balance Public Project)
780,000       New Mexico Hospital Equipment Loan, 5.60% due 6/1/02     A3/A-           823,516
              (Memorial Medical Center Project)
575,000       New Mexico Hospital Equipment Loan, 5.70% due 6/1/03     A3/A-           615,469
              (Memorial Medical Center Project)
235,000       New Mexico Hospital Equipment Loan, 5.00% due 12/1/08    Aa2/AA          248,224
              (Catholic Health Initiatives Project)
1,140,000     New Mexico Hospital Equipment Loan, 5.20% due 12/1/10    Aa2/AA          1,205,333
              (Catholic Health Initiatives Project)
955,000       New Mexico MFA MFMR Series 1991-C, 6.75% due 7/1/11      NR/AAA          957,216
              (Collateralized: FNMA)
1,375,000     New Mexico MFA MFMR Series 1991-C, 6.75% due 7/1/11      NR/AAA          1,378,080
              (Collateralized: FNMA)
1,000,000     New Mexico MFA SFMR, 5.40% due 7/1/18                    NR/AAA          1,022,780
435,000       New Mexico MFA SFMR Series 1992 A-1, 6.30% due 1/1/02    Aa1/AA          455,889
975,000       New Mexico MFA SFMR Series 1992 A-1, 6.90% due 7/1/08    NR/AAA          1,040,744
3,395,000     New Mexico MFA SFMR Series 1992-1, 6.85% due 7/1/10      Aa1/AA          3,562,645
90,000        New Mexico MFA SFMR Series A, 7.00% due 7/1/14           A1/AA           63,360
1,021,763     New Mexico MFA SFMR Series A, 0% due 7/1/15              Aa/AA           186,349
420,000       New Mexico MFA SFMR Series A-1, 6.05% due 1/1/00         Aa1/AA          428,446
415,000       New Mexico MFA SFMR Series A-1, 6.05% due 7/1/00         Aa1/AA          426,566
220,000       New Mexico MFA SFMR Series A-2, 6.20% due 1/1/01         Aa1/AA          226,787
1,000,000     New Mexico MFA SFMR Series A-3, 5.25% due 7/1/17         NR/AAA          1,023,830
125,000       New Mexico MFA SFMR Series B-2, 5.80% due 1/1/09         NR/AAA          130,891
70,000        New Mexico MFA SFMR Series C, 7.80% due 7/1/99           Aaa/AAA         71,041
              (Insured: FGIC)
360,000       New Mexico MFA SFMR Series F-2, 5.60% due 7/1/17         NR/AAA          374,123
              (Collateralized: FNMA)
130,000       New Mexico MFA SFMR Series G-2, 4.85% due 1/1/07         NR/AAA          131,756
210,000       New Mexico MFA SFMR Series G-2, 4.875% due 7/1/08        NR/AAA          213,409
170,000       New Mexico MFA SFMR Series H, 5.45% due 1/1/06           NR/AAA          178,686
              (Collateralized: FNMA/GNMA)
175,000       New Mexico MFA SFMR Series H, 5.45% due 7/1/06           NR/AAA          184,455
              (Collateralized: FNMA/GNMA)
100,000       New Mexico MFA SFMR Series PG-B-2, 5.80% due 7/1/09      NR/AAA          106,070
390,000       New Mexico State University Revenues, 5.85% due 4/1/99   A1/AA           394,859
380,000       New Mexico State University Revenues, 5.85% due 4/1/00   A1/AA           391,837
335,000       New Mexico State University Revenues, 5.85% due 4/1/01   A1/AA           351,412
300,000       New Mexico State University Revenues, 5.40% due 4/1/11   A1/AA           308,874
75,000        New Mexico Student Loan Revenue, 5.55% due 12/1/01       A/NR            77,790
2,000,000     Puerto Rico Building Authority Revenue, 6.10% due        Baa1/A          2,081,300
              7/1/00
2,000,000     Puerto Rico Electric Power Authority Power Refunding     Aaa/AAA         2,143,240
              Series F, 5.25% due 7/1/10  (when issued)
1,500,000     Puerto Rico Electric Power Revenue Refunding Series      Baa1/BBB+       1,550,880
              1992-Q, 5.70% due 7/1/00
750,000       Puerto Rico Public Improvement General Obligation,       NR/AAA          837,548
              6.60% due 7/1/04 pre-refunded 7/1/02 @ 101.5
100,000       Questa Independent School District 9 General             NR/NR           100,014
              Obligation School Bldg., 8.50% due 10/1/00
150,000       Rio Grande Natural Gas Association Natural Gas System    Baa1/BBB+       152,939
              Revenue, 5.00% due 7/1/00
375,000       Rio Rancho Gross Receipts Tax Revenue Series 1995-A,     Aaa/AAA         388,864
              5.50% due 12/1/00 (Insured: FSA)
440,000       Rio Rancho Gross Receipts Tax Revenue Series 1995-A,     Aaa/AAA         472,648
              5.50% due 12/1/03 (Insured: FSA)
500,000       Rio Rancho Water and Wastewater System, 8.00% due        Aaa/AAA         568,820
              5/15/02 (Insured: FSA)
1,000,000     Rio Rancho Water and Wastewater System, 6.50% due        Aaa/AAA         1,160,710
              5/15/06 (Insured: FSA)
1,000,000     San Juan County Central Consolidated School District     Aaa/AAA         1,067,360
              22, 5.625% due 8/15/02 (Insured: FSA)
1,000,000     San Juan Gross Receipts Gas Tax Refunding Revenue        A/NR            1,173,070
              Series B, 7.00% due 9/15/09  pre-refunded 9/15/04 @ 101
115,000       Sandoval County Gross Receipts Tax Refunding Revenue     Baa1/NR         126,807
              Series 1992, 7.00% due 11/1/07
125,000       Sandoval County Gross Receipts Tax Refunding Revenue     Baa1/NR         137,834
              Series 1992, 7.00% due 11/1/08
135,000       Sandoval County Gross Receipts Tax Refunding Revenue     Baa1/NR         148,754
              Series 1992, 7.00% due 11/1/09
145,000       Sandoval County Gross Receipts Tax Refunding Revenue     Baa1/NR         159,716
              Series 1992, 7.00% due 11/1/10
400,000       Sandoval County Landfill Revenue, 5.70% due 7/15/13      NR/NR           408,612
340,000       Santa Fe County Office and Training Facilities Project   Aaa/NR          387,005
              Revenue Series 1990, 9.00% due 7/1/01 (ETM)
356,000       Santa Fe County Office and Training Facilities Project   Aaa/NR          412,579
              Revenue Series 1990, 9.00% due 1/1/02 (ETM)
372,000       Santa Fe County Office and Training Facilities Project   Aaa/NR          439,596
              Revenue Series 1990, 9.00% due 7/1/02 (ETM)
406,000       Santa Fe County Office and Training Facilities Project   Aaa/NR          496,181
              Revenue Series 1990, 9.00% due 7/1/03 (ETM)
443,000       Santa Fe County Office and Training Facilities Project   Aaa/NR          558,636
              Revenue Series 1990, 9.00% due 7/1/04 (ETM)
626,000       Santa Fe County Office and Training Facilities Project   Aaa/NR          858,403
              Revenue Series 1990, 9.00% due 1/1/08 (ETM)
1,000,000     Santa Fe County Project Revenue Series A, 5.50% due      NR/NR           1,005,910
              5/15/15 (El Castillo Retirement Project)
170,000       Santa Fe Educational Facilities Revenue, 4.75% due       NR/BBB-         172,426
              3/1/04 (St. Johns College Project)
100,000       Santa Fe Educational Facilities Revenue, 4.85% due       NR/BBB-         101,706
              3/1/05 (St. Johns College Project)
190,000       Santa Fe Educational Facilities Revenue, 5.00% due       NR/BBB-         194,604
              3/1/06 (St. Johns College Project)
200,000       Santa Fe Educational Facilities Revenue, 5.00% due       NR/BBB-         204,544
              3/1/07 (St. Johns College Project)
210,000       Santa Fe Educational Facilities Revenue, 5.10% due       NR/BBB-         215,361
              3/1/08 (St. Johns College Project)
1,215,000     Santa Fe Educational Facilities Revenue, 5.40% due       NR/BBB-         1,234,671
              3/1/17
2,105,000     Santa Fe Gross Receipts Tax Refunding & Improvement      Aaa/AAA         2,328,909
              Series A, 6.00% due 6/1/04 (Insured: AMBAC)
1,150,000     Santa Fe Gross Receipts Tax Refunding & Improvement      Aaa/AAA         1,262,895
              Series A, 5.50% due 6/1/06 (Insured: AMBAC)
240,000       Santa Fe Housing Development Corporation Multi Family    A/NR            250,447
              Revenue Refunding Series 1993-A, 5.50% due 2/1/04
              (Villa Camino Consuelo Project)
1,900,000     Santa Fe Improvement Revenue Series 1992-A, 0% due       Aaa/AAA         1,649,086
              7/1/02 (Insured: FGIC)
1,945,000     Santa Fe Improvement Revenue Series 1992-A, 0% due       Aaa/AAA         1,606,920
              7/1/03 (Insured: FGIC)
1,945,000     Santa Fe Improvement Revenue Series 1992-A, 0% due       Aaa/AAA         1,498,039
              7/1/04 (Insured: FGIC)
1,895,000     Santa Fe Improvement Revenue Series 1992-A, 0% due       Aaa/AAA         1,358,658
              7/1/05 (Insured: FGIC)
500,000       Santa Fe Improvement Revenue Series 1992-A, 0% due       Aaa/AAA         333,590
              7/1/06 (Insured: FGIC)
1,945,000     Santa Fe Improvement Revenue Series 1992-A, 0% due       Aaa/AAA         895,303
              7/1/11 (Insured: FGIC)
1,000,000     Santa Fe Industrial Revenue Housing Refunding, 7.25%     NR/NR           1,065,860
              due 12/1/05 (Ponce de Leon Project; Guaranteed: Health
              Care REIT)
370,000       Santa Fe Refuse Disposal Systems Improvement Net         A3/NR           395,752
              Revenue Series 1996-B, 5.50% due 6/1/04
325,000       Santa Fe Refuse Disposal Systems Revenue, 5.50% due      A3/NR           344,705
              6/1/03
780,000       Santa Fe SFMR, 5.25% due 11/1/05 (Collateralized:        Aaa/NR          801,785
              FNMA/GNMA)
420,000       Santa Fe SFMR, 6.00% due 11/1/10 (Collateralized:        Aaa/NR          442,474
              FNMA/GNMA)
350,000       Santa Fe SFMR, 6.10% due 11/1/11                         Aaa/NR          375,708
675,000       Santa Fe SFMR, 6.20% due 11/1/16 (Collateralized:        Aaa/NR          724,680
              FNMA/GNMA)
442,545       Santa Fe SFMR Series 1991, 8.45% due 12/1/11 (Insured:   Aaa/NR          475,081
              FGIC)
250,000       Santa Fe Solid Waste Management Agency Facility          NR/NR           274,025
              Revenue, 5.90% due 6/1/05
875,000       Santa Fe Solid Waste Management Facilities Revenue,      NR/NR           983,876
              6.10% due 6/1/07
195,000       Santa Rosa  Consolidated  School  District 8  Guadalupe  & Baa3/NR       204,777
              San Miguel Counties GO Series 1991, 7.00% due 8/1/03
210,000       Santa Rosa  Consolidated  School  District 8  Guadalupe  & Baa3/NR       220,530
              San Miguel Counties GO Series 1991, 7.00% due 8/1/04
285,000       Socorro Health Facility Refunding Revenue, 6.00% due     Aaa/AAA         316,626
              5/1/08 (Evangelical Lutheran Good Samaritan Project;
              Insured: AMBAC)
1,325,000     Taos County Local Hospital Gross Receipts Tax Revenue    NR/AA           1,367,546
              Series 1992, 6.125% due 12/1/01 (Insured: Asset
              Guaranty)
245,000       Torrance County Environmental Revenue Series 1992,       NR/NR           251,813
              6.875% due 6/1/03
500,000       U.S. Virgin Islands Public Finance Authority, 7.70%      NR/AAA          530,870
              due 10/1/04 pre-refunded 10/01/99 @ 102
1,000,000     U.S. Virgin Islands Public Finance Authority Revenue     NR/NR           1,092,060
              Refunding Series A, 6.90% due 10/1/01 (ETM)
330,000       U.S. Virgin Islands Public Finance Authority Series      NR/NR           369,844
              1992-A, 7.00% due 10/1/02 (ETM)
1,075,000     U.S. Virgin Islands Special Tax General Obligation       NR/NR           1,181,833
              Series 1991, 7.75% due 10/1/06 pre-refunded 10/01/01 @
              102(Hugo Insurance Claims Fund Project)
2,760,000     U.S. Virgin Islands Water & Power Authority Series A,    NR/NR           3,036,193
              7.40% due 7/1/11
100,000       University of New Mexico Higher Educational Revenue,     Aaa/AA          104,703
              7.50% due 6/1/00
1,105,000     Villa Hermosa Multi Family Housing Revenue, 5.85% due    NR/AAA          1,174,151
              11/20/16 (Collateralized: GNMA)
1,385,000     Western New Mexico University System Revenue Series      Baa2/NR         1,656,197
              1995, 7.75% due 6/15/19 pre-refunded 6/15/04

              TOTAL INVESTMENTS (Cost $144,227,271)                                $ 152,869,343

See notes to financial statements.


Independent auditor's report


To the Board of Trustees and Shareholders
Thornburg New Mexico Intermediate Municipal Fund
Santa Fe, New Mexico

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg New Mexico Intermediate Municipal Fund, series of Thornburg Investment Trust as of September 30, 1998, the related statement of operations, the statement of changes in net assets, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Thornburg New Mexico Intermediate Municipal Fund as of September 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

New York, New York
October 23, 1998

Investment Manager
Thornburg Management Company, Inc.
119 East Marcy Street
Santa Fe, New Mexico  87501
(800) 847-0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico  87501
(800) 847-0200

www.thornburg.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.

Annual Report  September 30, 1998

Thornburg New Mexico
Intermediate Municipal Fund